                                  EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




        To Wareforce.com, Inc.:


        As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) in regards to Wareforce.com, Inc. included in or made part of this Form S-1 Registration Statement.




                                       /s/ ARTHUR ANDERSEN LLP

                                       Arthur Andersen LLP


Los Angeles, California
January 12, 2001